UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 13, 2007

FIELDSTONE INVESTMENT CORPORATION
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	000-50938	74-2874689
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

11000 Broken Land Parkway, Columbia, Maryland		21044
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(410) 772-7200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On April 13, 2007, Fieldstone Investment Corporation ("Fieldstone") and Fieldstone Mortgage Company, a direct wholly owned subsidiary of Fieldstone ("Fieldstone Mortgage" and collectively with Fieldstone, the "Sellers") entered into the Seventh Amendment (the "Seventh Amendment") to the Second Amended and Restated Master Repurchase Agreement Governing Purchases and Sales of Mortgage Loans, dated as of December 29, 2004, as amended (the "Lehman Master Repurchase Agreement"), with Lehman Brothers Bank, FSB ("Lehman"). The Seventh Amendment extends the amendment period that the Sellers received from Lehman with respect to certain covenants, including the adjusted tangible net worth covenant, the minimum liquidity covenant, and the maximum permitted combined ratio of consolidated indebtedness to adjusted tangible net worth from April 13, 2007 to April 30, 2007. The Sellers and Lehman continue to discuss whether they will enter into a more permanent amendment beyond April 30, 2007. In connection with the Seventh Amendment, Lehman waived any remaining commitment fee owned under the Lehman Master Repurchase Agreement if the facility is terminated prior to the termination date, which is January 25, 2008. As of April 17, 2007, Fieldstone was using $35 million of the $400 million maximum allowable amount under the facility.

The foregoing description of the Seventh Amendment is qualified in its entirety by the Seventh Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1 Seventh Amendment, dated as of April 13, 2007, by and among Lehman Brothers Bank, FSB, Fieldstone Investment Corporation and Fieldstone Mortgage Company to the Second Amended and Restated Master Repurchase Agreement Governing Purchases and Sales of Mortgage Loans, dated as of December 29, 2004, as amended.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIELDSTONE INVESTMENT CORPORATION

April 19, 2007	By:	/s/ Michael J. Sonnenfeld

Name: Michael J. Sonnenfeld
Title: President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

10.1	Seventh Amendment, dated as of April 13, 2007, by and among Lehman Brothers Bank, FSB, Fieldstone Investment Corporation and Fieldstone Mortgage Company to the Second Amended and Restated Master Repurchase Agreement Governing Purchases and Sales of Mortgage Loans, dated as of December 29, 2004, as amended.